DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus California Municipal Income, Inc. for the six-month reporting period ended March 31, 1997. Your Fund produced a total return of 2.44% based on changes in net asset value and interest income.* Income dividends exempt from Federal and State of California personal income taxes of $.273 per share were paid to shareholders.** This is equivalent to an annualized Federally tax-free distribution rate per share of 5.86%.***
THE ECONOMY
    With the economy in an almost ideal balance of strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices on virtually all sectors of the economy have remained quiescent. The Consumer Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
    Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component of the index measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
    Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
    Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.

MARKET ENVIRONMENT
    The municipal bond market endured a significant amount of volatility during the past six months. Similar to today's market environment, last fall interest rates were on the rise following a strong downward move last summer. The financial markets were bracing for a possible tightening of interest rates by the Federal Reserve Board. However, the difference between then and now is that the economy slowed in the second half of 1996 and the Fed did not raise rates. Today, the story is different and the bears are back in control: the economy is clearly much stronger than it appeared at the beginning of the year. Six months ago there was considerable debate over whether or not there would be a tightening of short-term interest rates. The markets received the answer last month when the Fed moved. Since then yields have continued to ratchet higher, implying that at least one more rate hike is in the cards.
    The political climate in Washington has been a further hindrance. Investors had been counting on a bipartisan compromise on a balanced budget agreement and a possible cut in the capital gains tax rate; today, the odds of either happening in the near future seem remote. It looks as though this year's budget wrangling could be a repeat performance of prior years. From the financial markets' perspective, it appears that the only positive influence from Washington has been the Administration's strong support for the dollar. The strong relative position of the U.S. currency has engendered significant foreign buying of U.S. Treasury securities. Without this foreign support rates might be at higher levels.
    Because of a relatively good technical position, municipal securities have not lost as much in value this year as have taxable bonds. The supply of new tax-exempt bond issues coming to market has not been overly burdensome, while investor demand (primarily the casualty insurers) has been strong enough to absorb most of the available supply. Individual interest has been limited; however, we believe that yields are now approaching levels that should prove attractive to investors.
PORTFOLIO OVERVIEW
    The Fund continues to maintain a duration which is considerably shorter than the Lehman California Municipal Bond Index (6.4 years versus 8.1 years, respectively). At the same time, we continue to purchase securities which afford a relatively high tax-exempt yield, enabling management to increase the monthly dividend to $ .05 per month beginning in December 1996. A short relative duration and high dividend income have combined to position the Fund well.
    During the first quarter of 1997, management has been pursuing a defensive investment strategy by actively shortening duration. The longer a fund's duration, the more volatile the fund should be as interest rates move. In a declining interest rate environment, a longer duration can be advantageous to a fund. The reverse can be true in a rising interest rate environment. In view of the Federal Reserve Board's decision last month to raise short-term interest rates, we feel our decision was a prudent one. At the present time, cash reserves in the Fund are being held at 10% (a relatively high percentage) of assets.
    We don't believe that the current condition of rising interest rates will persist indefinitely, and think that attractive buying opportunities within the State of California will present themselves in the not too distant future. In general, the State and its municipalities represent sound credit fundamentals. California's fiscal stability has been restored, and we are encouraged by its improving economy, declining unemployment rate, and modest long-term debt position. However, we are carefully monitoring the State's ability to deal with the various restrictions imposed by the voter initiatives approved last fall.
    The axiom of capital preservation is foremost in our decision-making at present. The Fund's goal is to maximize current Federal and California State tax-exempt income to the extent consistent with the preservation of capital. We do see the risk of still higher interest rates. After a period of Fed restraint, we believe that the economy can continue to grow at a moderate pace without significant risk of higher inflation. For this reason we feel good about the prospects for the bond markets going forward and continue to recommend that investors maintain a long-term perspective.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1997
New York, NY

* Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS                                                                         MARCH 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments_100.0%                                                              Amount           Value
                                                                                                 ____________     ____________
California_97.5%
Bakersfield Central District Development Agency, Tax Allocation Revenue,
    Refunding (Downtown Bakersfield Redevelopment) 6.625%, 4/1/2015.........                      $  1,000,000  $  1,040,770
California Department of Water Resources, Water System Revenue
    (Central Valley Project) 8.191%, 12/1/2026 (Prerefunded 6/1/2002) (a,b,c)                          900,000     1,051,875
California Educational Facilities Authority, Revenue (University of San Francisco)
    6.40%, 10/1/2017 (Prerefunded 10/1/2002) (c)............................                         1,100,000     1,210,407
California Pollution Control Financing Authority,
    Facilities Revenue (Mobil Oil Corp.) 5.50%, 12/1/2029 (Guaranteed; Mobil Oil Corp)               1,750,000     1,616,948
    SWDR:
      (Browning-Ferris Industries):
          5.80%, 12/1/2016..................................................                         1,000,000       966,920
          6.75%, 9/1/2019...................................................                           600,000       634,836
      (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027................                         1,000,000     1,071,900
California Public Works Board, LR
    (Various University of California Projects):
      6.60%, 12/1/2022 (Prerefunded 12/1/2002) (c)..........................                           800,000       889,664
      Refunding 5.50%, 6/1/2021.............................................                           500,000       463,770
Capistrano Unified School District, Special Tax
    (Community Facilities District Number 87-1-Aliso Viejo)
    8.375%, 10/1/2020 (Prerefunded 10/1/2000) (c)...........................                         2,000,000     2,283,880
Compton Community Redevelopment Agency, Tax Allocation Revenue,
    Refunding (Walnut Industrial Park) 8.10%, 8/1/2013 (Prerefunded 8/1/1999) (c)                    1,000,000     1,103,010
Costa Mesa City Hall and Public Safety Facilities, Inc., LR (Victoria Street)
    7.60%, 10/1/2018 (Prerefunded 10/1/1997) (c)............................                         1,000,000     1,019,070
Duarte, COP (City of Hope National Medical Center)
    6.125%, 4/1/2013........................................................                         1,000,000     1,000,500
Emeryville Public Financing Authority, Revenue
    (Shellmound Park Redevelopment Project) 6.80%, 5/1/2014.................                           500,000       524,275
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
    6%, 1/1/2034............................................................                         1,000,000       963,360
City of Fresno, Health Facility Revenue, Refunding (Holy Cross Health System Corp.)
    5.625%, 12/1/2018.......................................................                           750,000       708,705
City of Highland, Special Tax (Community Facilities District Number 90-1)
    8.60%, 9/1/2015 (Prerefunded 9/1/1998) (c)..............................                         2,000,000     2,165,320
Irvine Ranch Water District Joint Powers Agency, Local Pool Revenue
    8.25%, 8/15/2023........................................................                         1,000,000     1,045,950
Orange County, Special Tax:
    (Community Facilities District Number 87-5-Rancho Santa Margarita)
      7.80%, 8/15/2013 (Prerefunded 8/15/1998) (c)..........................                         1,000,000     1,071,820
    (Community Facilities District Number 88-1-Aliso Viejo)
      8.10%, 8/15/2013 (Prerefunded 8/15/1998) (c)..........................                         1,000,000     1,074,250

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 MARCH 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount            Value
                                                                                                ____________      ___________
California (continued)
Palmdale Civic Authority, Tax Allocation Revenue,
    Refunding (Merged Redevelopment Project Areas) 6.60%, 9/1/2034..........                      $  1,000,000  $  1,046,590
Redwood Empire Financing Authority, COP 6.40%, 12/1/2023....................                         4,000,000     4,003,840
Riverside County, Single Family Revenue 10.50%, 9/1/2014....................                            20,000        21,000
Sacramento Municipal Utility District, Electric Revenue,
    Refunding 7.875%, 8/15/2016 (Prerefunded 8/15/1998) (c).................                         1,500,000     1,609,155
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue
    6.75%, 1/1/2032.........................................................                         1,000,000     1,041,740
San Jose, MFHR 9.928%, 4/1/2012 (a).........................................                         3,000,000     3,408,750
Santa Cruz County Public Financing Authority, Tax Allocation Revenue
    6.20%, 9/1/2023.........................................................                         2,000,000     1,990,860
Turlock Health Facility, COP, Refunding (Emanuel Medical Center)
    5.75%, 10/15/2023.......................................................                         2,500,000     2,352,200
Valley Health System, HR, Refunding (Improvement Project)
    6.50%, 5/15/2025........................................................                         2,000,000     2,004,520
Walnut Improvement Agency, Tax Allocation Revenue (Walnut Improvement Project):
    8%, 9/1/2018............................................................                           230,000       246,240
    8%, 9/1/2018 (Prerefunded 9/1/1998) (c).................................                         1,000,000     1,076,090
U.S. Related_2.5%
Guam Power Authority, Revenue 6.75%, 10/1/2024..............................                         1,000,000     1,040,860
                                                                                                                   __________
TOTAL INVESTMENTS
    (cost $39,817,671)......................................................                                     $41,749,075
                                                                                                                 ============

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

Summary of Abbreviations
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue

Summary of Combined Ratings (Unaudited)
Fitch(d)               or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       _______________            ____________________
AAA                                Aaa                            AAA                               30.3%
AA                                 Aa                             AA                                 8.1
A                                  A                              A                                 17.9
BBB                                Baa                            BBB                               33.5
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     10.2
                                                                                                  ________
                                                                                                   100.0%
                                                                                                  =========

Notes to Statement of Investments:
(a) Inverse floater security_the interest rate is subject to change periodically.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in a transaction exempt from registration, normally to a qualified institutional buyer. At March 31, 1997, this security amounted to $1,051,875 or 2.5% of net assets.
(c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                             MARCH 31, 1997 (UNAUDITED)
                                                                                                 Cost              Value
                                                                                             _____________     ____________
ASSETS:                          Investments in securities_See Statement of Investments        $39,817,671       $41,749,075
                                 Cash.......................................                                          12,428
                                 Interest receivable........................                                         880,927
                                 Prepaid expenses...........................                                           7,933
                                                                                                                _____________
                                                                                                                  42,650,363
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        31,534
                                 Accrued expenses...........................                                          37,807
                                                                                                                _____________
                                                                                                                      69,341
                                                                                                                _____________
NET ASSETS..................................................................                                     $42,581,022
                                                                                                               ==============
REPRESENTED BY:                  Paid-in capital............................                                     $41,617,951
                                 Accumulated undistributed investment income_net                                   1,015,515
                                 Accumulated net realized gain (loss) on investments                              (1,983,848)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments_Note 4....................                                       1,931,404
                                                                                                                _____________
NET ASSETS..................................................................                                     $42,581,022
                                                                                                               ==============
SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized).............                                       4,502,021
NET ASSET VALUE per share...................................................                                           $9.46
                                                                                                                      =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
STATEMENT OF OPERATIONS                                 SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $1,423,941
EXPENSES:                        Management fee_Note 3(a)...................                   $   150,317
                                 Directors' fees and expenses_Note 3(c).....                        21,219
                                 Shareholder servicing costs_Note 3(b)......                        11,106
                                 Professional fees..........................                         8,801
                                 Shareholders' reports......................                         4,459
                                 Registration fees..........................                         3,400
                                 Custodian fees_Note 3(b)...................                         1,930
                                 Miscellaneous..............................                         4,546
                                                                                               ____________
                                       Total Expenses.......................                                         205,778
                                                                                                                 ____________
INVESTMENT INCOME_NET.......................................................                                       1,218,163
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $     15,490
                                 Net unrealized appreciation (depreciation) on investments        (270,690)
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (255,200)
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $   962,963
                                                                                                                =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Six Months Ended
                                                                                    March 31, 1997           Year Ended
                                                                                     (Unaudited)         September 30, 1996
                                                                                   _______________       ___________________
OPERATIONS:
    Investment income_net...............................................             $  1,218,163           $  3,173,519
    Net realized gain (loss) on investments.............................                   15,490            (1,271,943)
    Net unrealized appreciation (depreciation) on investments...........                (270,690)              1,708,455
                                                                                   _______________       ___________________
      Net Increase (Decrease) in Net Assets Resulting from Operations...                  962,963              3,610,031
                                                                                   _______________       ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...............................................               (1,229,051)            (2,214,994)
                                                                                   _______________       ___________________
CAPITAL STOCK TRANSACTIONS:
    Dividends reinvested_Note 1(c)......................................                   ___                    ___
                                                                                   _______________       ___________________
          Total Increase (Decrease) in Net Assets.......................                (266,088)              1,395,037
NET ASSETS:
    Beginning of Period.................................................               42,847,110             41,452,073
                                                                                   _______________       ___________________
    End of Period................................................                     $42,581,022            $42,847,110
                                                                                   ===============       =================
Undistributed investment income_net.....................................             $  1,015,515           $  1,026,403
                                                                                   _______________       ___________________
                                                                                        Shares                  Shares
                                                                                   _______________       ___________________
CAPITAL SHARE TRANSACTIONS:
      Net Increase in Shares Outstanding as a Result of Dividends Reinvested             ___                      ___
                                                                                   ===============       =================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                             Six Months Ended
                                              March 31, 1997          Year Ended September 30,
                                                                  ______________________________________________________________
PER SHARE DATA:                                (Unaudited)           1996        1995        1994          1993         1992
                                               ___________         ________     _______     _______      _______      _______
    Net asset value, beginning of period..      $  9.52           $  9.21      $  8.98      $  9.98      $  9.40      $  9.22
                                               ___________         ________     _______     _______      _______      _______
    Investment Operations:
    Investment income_net.................          .27               .70          .52          .56          .62          .60
    Net realized and unrealized gain (loss)
      on investments......................         (.06)              .10          .30         (.98)         .56          .18
                                                  ________         ________     _______     _______      _______      _______
    Total from Investment Operations......          .21               .80          .82         (.42)        1.18          .78
                                                  ________         ________     _______     _______      _______      _______
    Distributions:
    Dividends from investment income_net..         (.27)             (.49)        (.54)        (.58)        (.60)        (.60)
    Dividends from net realized gain
       on investments                                __                __         (.05)         __           __            __
                                                  ________         ________     _______     _______      _______      _______
    Total Distributions..................          (.27)             (.49)        (.59)        (.58)        (.60)        (.60)
                                                  ________         ________     _______     _______      _______      _______
    Net asset value, end of period........      $  9.46           $  9.52      $  9.21      $  8.98      $  9.98      $  9.40
                                                  ========         ========    ========     ========     ========     ========
    Market value, end of period.......        $  9 5/16        $    8 1/4     $ 8 3/16    $   8 1/8     $ 10 1/8   $   9 3/8
                                                  ========         ========    ========     ========     ========     ========
TOTAL INVESTMENT RETURN (1).............      32.81% (2)            6.86%        8.12%      (14.64%)      14.84%        1.23%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets    .96% (2)             1.06%        1.06%        1.02%        1.06%        1.11%
    Ratio of net investment income
      to average net assets...............    5.67% (2)              7.53%       5.95%        6.01%        6.45%        6.48%
    Portfolio Turnover Rate...............   24.06% (3)             3.30%       13.80%       33.65%       15.54%       27.77%
    Net Assets, end of period (000's Omitted)   $42,581           $42,847      $41,452      $40,441      $44,658      $41,726
---------------------------
(1)    Calculated based on market value.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus California Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If net asset value per share is less than 95% of market value, shares will be issued by the Fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    On March 31, 1997, the Board of Directors declared a cash dividend of $.05 per share from investment income-net, payable on April 28, 1997 to shareholders of record as of the close of business on April 14, 1997.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $727,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. The carryover does not include net realized securities losses from November 1, 1995 through September 30, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, the carryover expires in fiscal 2004.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the line of credit.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 1997.
    (B) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $11,106 during the period ended March 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31, 1997, $1,930 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $10,855,709 and $10,074,490, respectively.
    At March 31, 1997, accumulated net unrealized appreciation on investments was $1,931,404, consisting of $2,126,937 gross unrealized appreciation and $195,533 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
PROXY RESULTS (UNAUDITED)
    Stockholders voted on the following proposals presented at the annual stockholders' meeting held on December 6, 1996. The description of each proposal and the number of shares voted are as follows:

                                                                                   For                   Authority Withheld
                                                                               ____________              ____________________
1.To elect three Class III Directors:*
    Joseph S. DiMartino...........................................              3,652,767                     124,304
    George L. Perry...............................................              3,649,315                     127,756
    Paul Wolfowitz................................................              3,647,381                     129,690

                                                                       For                Against              Abstained
                                                                   ____________          _________            ____________
2.To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund................                3,733,765              7,653                  35,653
----------------------------
    *The terms of these Class III Directors expire in 1999.

OFFICERS AND DIRECTORS
DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Michael Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Mark A. Karpe
Vice President and Assistant Secretary
    Elizabeth Keeley
Vice President and Assistant Secretary
    Douglas C. Conroy
Portfolio Managers:
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

Investment Adviser
The Dreyfus Corporation
Custodian
Mellon Bank, N.A.
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
Stock Exchange Listing
AMEX Symbol: DCM
Initial SEC Effective Date
10/21/88

The Net Asset Value appears in the
following publications: Barron's,
Closed-End Bond Funds section
under the heading "Municipal
Bond Funds" every Monday; Wall
Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds" every
Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds_Single State Municipal
Bond Funds" every Sunday.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS CALIFORNIA MUNICIPAL
INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660


Printed in U.S.A.                            857SA973
[Dreyfus logo]
Registration Mark

California
Municipal
Income, Inc.
Semi-Annual
Report
March 31, 1997
       857SA973
Registration Mark
[Dreyfus logo]
California
Municipal
Income, Inc.
Semi-Annual
Report
March 31, 1997